BUSINESS COMBINATION AND ASSET ACQUISITION (The purchase price allocation of the assets acquired and the liabilities assumed at the acquisition date) (Details) - USD ($) $ in Thousands	Apr. 15, 2021	Dec. 31, 2021
Purchase price allocation of the assets acquired and the liabilities assumed at the acquisition date
Goodwill		$ 26,569
Blockchain Alliance Technologies
Purchase price allocation of the assets acquired and the liabilities assumed at the acquisition date
Current assets	$ 73,389
Acquired intangible assets	58,559
Other non-current assets	31
Total identifiable assets acquired	131,979
Other current liabilities	73,420
Total liabilities assumed	73,420
Net identifiable assets acquired	58,559
Total consideration	85,128
Goodwill	$ 26,569
Amortization Years	10 years